Virtus Newfleet CA Tax-Exempt Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated March 1, 2019 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information,

each dated January 28, 2019

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MARCH 1, 2019 TO THE

ABOVE-REFERENCED PROSPECTUSES AND SAI. THIS SUPPLEMENT CORRECTS A

TYPOGRAPHICAL ERROR IN THE EARLIER SUPPLEMENT.

Important Notice to Investors

On February 27, 2019, the Board of Trustees of Virtus Opportunities Trust voted to liquidate Virtus Newfleet CA Tax-Exempt Bond Fund (the “Fund”). Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective April 18, 2019, the Fund will be closed to new investors and additional investor deposits. The Fund’s investments may be sold in advance of the Fund being closed to new investors and additional investor deposits.

On or about April 26, 2019 (the “Liquidation Date”), the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

Prior to the Liquidation Date, the Fund will begin engaging in business and activities for the purposes of winding down the Fund’s business affairs and transitioning some or all of the Fund’s portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectuses. This is likely to impact Fund performance. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio. Those shareholders who remain invested in the Fund during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Any shares not exchanged or redeemed by the close of business on the Liquidation Date will be redeemed and the account value distributed to shareholders, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Seix Short-Term Municipal Bond Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Seix Short-Term Municipal Bond Fund for information about that fund.

Although shareholders are expected to receive proceeds of the liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Fund (the latter payment method, “in kind”). Shareholders who receive proceeds in kind should expect (i) that the in-kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VOT 8020/CATEBFundClosing2 (3/2019)